ATTENTION: COUNTY CLERK -- THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES AND DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE OR DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE BORROWER (DEBTOR) AND LENDER (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT.


                                OAK RUN, L.L.C.,
                  a South Carolina limited liability company
                                                  (Borrower)

                                      to

                               DAVID M. PARNELL
                                                   (Trustee)
                                     and

                        LEHMAN BROTHERS HOLDINGS INC.
                     D/B/A LEHMAN CAPITAL, A DIVISION OF
                        LEHMAN BROTHERS HOLDINGS INC.
                            a Delaware corporation
                                                    (Lender)

                              DEED OF TRUST AND
                              SECURITY AGREEMENT


                    Dated:    As of September ___, 1997

                    Location: Oak Run
                              Dallas, Texas

                    County:   Dallas

                    PREPARED BY AND UPON
                    RECORDATION RETURN TO:

                    Thacher Proffitt & Wood
                    Two World Trade Center
                    New York, New York  10048
                    Attention:     Carson Leonard, Esq.

                    Counsel's File No.: 16248-00000

                    Title Co: Commonwealth Land Title Insurance Company

                    Title No.:     G9065396

          THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Security Instrument"), is made as of the ___ day of September, 1997, by OAK RUN, L.L.C., a South Carolina limited liability company, having its principal place of business c/o Insignia Financial Group, Inc., One Insignia Financial Plaza, Greenville, South Carolina 29602, as mortgagor ("Borrower"), to DAVID M. PARNELL, having an address at 12201 Merit Drive, Suite 450, Dallas, Texas 75251 ("Trustee") and LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285, as mortgagee ("Lender").


                             W I T N E S E T H :


          To secure the payment of an indebtedness in the principal sum of TEN MILLION SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($10,600,000), lawful money of the United States of America, to be paid with interest according to a certain note dated the date hereof made by Borrower to Lender (the note, together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note") (said indebtedness, interest and all other sums due hereunder and under the Note being collectively called the "Debt") and that certain loan agreement dated the date hereof between Borrower and Lender (the "Loan Agreement"), Borrower has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign, set over and hypothecate unto Trustee, its successors and assigns, with power of sale and right of entry and possession, the real property described in Exhibit A attached hereto (the "Premises") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

          TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements together with the following property, rights, interests and estates being hereinafter collectively referred to as the "Property"):

          (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (b) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future management, maintenance operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future management, maintenance operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument;

          (c) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

          (d) all leases and other agreements affecting the use, enjoyment or occupancy of the Premises and the Improvements heretofore or hereafter entered into (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Premises and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

          (e) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

          (f) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

          (g) all contract rights, with respect to, or which may in any way pertain to, the Premises or the business of the Borrower, including, without limitation, all refunds, rebates, security deposits, or other expectancy under or from any such account or contract right;

          (h) all general intangibles with respect to, or which may in any way pertain to, the Premises or the business of the Borrower, including without limitation, any trade names, or other names under or by which the Premises may at any time be operated or known, the good will of the Borrower in connection therewith and the right of the Borrower to carry on business under any or all such name or names and any variant or variants thereof, insofar as the same may be transferable by the Borrower without breach of any agreement pursuant to which the Borrower may have obtained its right to use such name or names, and any and all trademarks, prints, labels, advertising concepts and literature;

     TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee, and the successors and assigns of Trustee, forever;

     IN TRUST, WITH POWER OF SALE, to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void;

     AND Borrower represents and warrants to and covenants and agrees with Lender as follows:


                                    PART I

                      PROVISIONS OF GENERAL APPLICATION

     1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note including but not limited to the First Assignment of Leases and Rents (the "Assignment of Rents") between Borrower, as assignor and Lender, as assignee (collectively, the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     2. Warranty of Title. Borrower warrants that Borrower has good title to the Property and has the right to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate and grant a security interest in the same and that Borrower possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

     3. Insurance. (a) Borrower will keep the Property insured against loss or damage by fire, flood and such other hazards, risks and matters, as Lender may from time to time reasonably require, including without limitation, rental value insurance against the abatement in rent or business interruption insurance for at least twelve (12) months and general public liability in an amount not less than $1,000,000.00, including excess liability coverage and umbrella liability insurance. Borrower shall pay the premiums for such insurance (the "Insurance Premiums") as the same become due and payable. All policies of insurance (the "Policies") shall (i) be issued under forms acceptable to Lender (containing the standard New York mortgagee non-contribution clause naming the Lender as the insured mortgagee and the person to which all payments made by the Qualified Insurer (hereinafter defined) shall be paid); (ii) provide for at least thirty (30) days prior written notice to the Lender of any cancellation, reduction in an amount or change in insurance coverage; (iii) contain a replacement cost endorsement for 100% of all replacement costs relating to the Improvements (without deduction for depreciation); (iv) contain an "enforcement" or "Law and Ordinance" endorsement in form and substance satisfactory to Lender; and (v) be issued by insurers qualified under the laws of the State in which the Property is located, duly authorized and licensed to transact insurance business in such State and reflecting a claims-paying ability of A or better as determined by Standard & Poors' Corporation ("S&P"), Duff and Phelps Credit Rating Co. ("Duff"), if rated by Duff, Fitch Investors Service, Inc. ("Fitch"), if rated by Fitch, and a claims paying ability of A2 as determined by Moody's Investors Service, Inc. ("Moody's"), if rated by Moody's (each such insurer hereinafter referred to as a "Qualified Insurer", collectively "Qualified Insurers"). Notwithstanding the foregoing, Travelers/Aetna Casualty and Surety ("Aetna") is an acceptable insurance company to Lender provided that if Aetna has a senior unsecured debt rating of less than A by each of the Rating Agencies (hereinafter defined), then such insurer shall be replaced with a Qualified Insurer or Qualified Insurers within thirty (30) days after written notice by the Lender of the reduction of such rating. Such insurance shall not be invalidated due to the use or occupancy of the Property for purposes more hazardous than are permitted by the policy. The maximum amount deductible permitted under each insurance policy shall be such as is customarily carried by owners or managing agents operating first class multi-family residences of similar type and size of the Property of similar type, size and quality to the Property as applicable. Borrower shall deliver the Policies, or duplicate originals of the same, to Lender. Not later than forty-five (45) days prior to the expiration date of each of the Policies, Borrower will deliver evidence satisfactory to Lender of the renewal of each of the Policies. The Borrower shall not insure the Property under any insurance policy other than as expressly set forth herein.

     (b) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice thereof to Lender.
The net amount of all insurance proceeds received by Lender with respect to such damage or destruction, shall be held in a segregated account (the "Net Proceeds Account") and invested in an Eligible Investment (hereinafter defined). Lender shall be entitled to deduct from such insurance proceeds all of its administrative costs and expenses reasonably incurred in connection with the investing and collection of such insurance proceeds, and the balance if any, (the "Net Proceeds") shall be disbursed by Lender in accordance with the terms and conditions set forth herein to pay for the costs and expenses of the Restoration (hereinafter defined) provided (i) no Event of Default has occurred and remains uncured under this Security Instrument, the Note or any of the Other Security Documents, (ii) Borrower proceeds promptly after the insurance claims are settled with the restoration, replacement, rebuilding or repair of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty (the "Restoration"), (iii) the Restoration shall be done in compliance with all applicable laws, rules and regulations, and, following the Restoration, the Property shall be permitted under all applicable zoning laws to be used for, and shall continue to be used for, all purposes associated with multi-family residences, (iv) a set of the plans and specifications in connection with the Restoration shall be submitted to Lender and shall be acceptable to Lender in all respects, (v) all costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration of the Property including, without limitation, counsel fees and inspecting engineer fees incurred by Lender, shall be paid by Borrower, (vi) rental loss insurance is available to offset fully any abatement of rent to which any tenant of the Property may be entitled or any rent loss arising out of the cancellation of any Lease as a result of the casualty, throughout the Restoration and a reasonable lease-up period following the Restoration, and
(vii) in Lender's judgment, the Restoration must be able to be completed within one (1) year after the loss and at least one (1) year prior to the Maturity Date of the Note. The term "Eligible Investment" shall mean any investment approved by Lender in its sole discretion.

     (c) The Net Proceeds shall be held in trust in the Net Proceeds Account. The Net Proceeds shall be paid by Lender (or by a disbursing agent ("Depository") selected by Lender), to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence, and certification from Borrower, satisfactory to Lender, that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Restoration have been paid for in full, (ii) no notices of intention, mechanics' or other liens or encumbrances on the Property arising out of the Restoration exist, and (iii) the balance of the Net Proceeds plus the balance of any deficiency deposits given by Borrower to Lender or Depository pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of the Restoration. Borrower shall pay all fees and expenses of the Depository in connection with the above.

     (d) Notwithstanding anything to the contrary contained herein, if the Net Proceeds shall be less than $50,000.00, only one disbursement shall be required upon the completion of the Restoration to the satisfaction of Lender. If the Net Proceeds shall be $50,000.00 or more, Lender shall disburse the Net Proceeds as provided above, however, in no event shall Lender be required to disburse such Net Proceeds, or any portion thereof, more often then once every thirty
(30) days. If at any time the Net Proceeds, or the undisbursed balance thereof, shall not be sufficient to pay in full the balance of the cost of the Restoration, Borrower shall deposit the deficiency with Lender or Depositary before any further disbursement of the Net Proceeds shall be made.

     (e) Any amount of the Net Proceeds received by Lender and not required to be disbursed for the Restoration pursuant to the provisions of this paragraph hereinabove set forth shall be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such priority and proportions as Lender in its discretion shall deem proper. Upon the receipt and retention by Lender of such insurance proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

     (f) Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make the Net Proceeds available for Restoration of the Property unless the principal balance of the Note following the completion of the Restoration (assuming the amount of Net Proceeds received by Lender in excess of the cost of the Restoration (as estimated by Lender) is applied to the prepayment of the Note) will be in an amount sufficient to cause (i) the Debt Service Coverage Ratio (hereinafter defined) applicable to the Property immediately following the Restoration to be not less than 1.2 to 1.0 and (ii) in the event of any Restoration involving Net Proceeds of more than $250,000.00, the ratio of (a) the then outstanding principal balance of the Note to (b) the appraised value of the Property after completion of the Restoration (as determined by an independent third-party appraiser holding an MAI designation and having a national practice and at least ten (10) years real estate experience appraising properties of a similar nature and type as the Property) to be equal to or greater than the Minimum Loan to Value Ratio (hereinafter defined). The term "Minimum Loan to Value Ratio" means a ratio equal to the lesser of (i) 0.8 to 1.0 or (ii) the ratio of (a) the then outstanding principal balance of the Note to (b) the appraised value of the Property on the date hereof. The fee for such appraisal shall be paid for by the Borrower.

     4. Payment of Taxes, etc. Borrower shall pay all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes") and all ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other
Charges") as same become due and payable.   Upon written request from Lender,
Borrower will deliver to Lender evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. Borrower shall furnish to Lender receipts for the payment of the Taxes, Other Charges and said utility services prior to the date the same shall become delinquent.

     Notwithstanding the above, after prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that
(i) no Event of Default under the Note or this Security Instrument shall have occurred and be continuing, (ii) Borrower is permitted to do so under the provisions of any mortgage or deed of trust or deed to secure debt superior or junior in lien to this Security Instrument, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have set aside adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, and
(vii) Borrower shall have furnished such security as may be reasonably required in the proceeding, or as may be requested by Lender to insure the payment of any such Taxes, together with all interest and penalties thereon.

     5. Escrow Fund. Upon (i) the occurrence of an Event of Default (hereinafter defined), and for so long as such Event of Default shall be continuing, or (ii) the transfer of the Property to any entity in accordance with the terms of paragraph 9(c) hereof, Borrower shall pay to Lender upon request on the fifteenth day of each calendar month thereafter (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts set forth in (a) and (b) above hereinafter called the "Escrow Fund"). The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Borrower hereby pledges to Lender any and all monies now or hereafter deposited in the Escrow Fund as additional security for the payment of the Debt. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to paragraphs 3 and 4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to paragraphs 3 and 4 hereof, Lender shall credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Lender may apply any sums then present in the Escrow Fund to the payment of the following items in any order in its uncontrolled discretion:

      (i)Taxes and Other Charges;

      (ii)Insurance Premiums;

      (iii)Interest on the unpaid principal balance of the Note;

      (iv)Amortization of the unpaid principal balance of the Note;

      (v)All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument.

Until expended or applied as above provided, any amounts in the Escrow Fund shall constitute additional security for the Debt. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

     6. Condemnation. (a) Borrower shall give Lender prompt notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. If less than 25% of the land constituting the Property is taken, then the net amount of all awards and payments received by Lender with respect to such taking shall be held in a segregated account (the "Net Awards Account") and invested in an Eligible Investment. Lender shall be entitled to deduct from the condemnation award all of its administrative costs and expenses incurred in connection with investing and collecting such condemnation award and the balance, if any, (hereinafter referred to as the "Net Award"), will be disbursed by Lender to pay for the costs and expenses of the Condemnation Restoration (hereinafter defined), provided (i) Borrower is not in default under this Security Instrument, the Note or any of the Other Security Documents, (ii) Borrower proceeds promptly after the making of any award of payment for such taking with the restoration, replacement, rebuilding or repair of the Property as nearly as possible to the condition the Property was in immediately prior to such taking (the "Condemnation Restoration"), (iii) the Condemnation Restoration shall be done in compliance with all applicable laws, rules and regulations, and, following the Condemnation Restoration, the Property shall be permitted under all applicable zoning laws to be used for, and shall continue to be used for, all purposes associated with multi-family residences,
(iv) a set of plans and specifications in connection with the Condemnation Restoration shall be submitted to Lender and shall be satisfactory to Lender in all respects, (v) Borrower shall have reimbursed Lender for all costs and expenses incurred by Lender in connection with making the Net Award available for the Condemnation Restoration of the Property, including, without limitation, counsel fees, inspecting engineer fees and appraisal fees incurred by Lender,
(vi) rental loss proceeds are available to offset in full any loss in rents throughout the Condemnation Restoration and a reasonable lease-up period following the completion of the Condemnation Restoration and (vii) in the opinion of Lender the Condemnation Restoration of the Property can be completed within one (1) year after the taking and at least one (1) year prior to the maturity date of the Note.

     (b) The Net Award shall be held in trust by Lender in the Net Awards Account and shall be paid by Lender or a Depository designated by Lender to, or as directed by, Borrower from time to time during the course of the Condemnation Restoration, upon receipt of evidence satisfactory to Lender, that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Condemnation Restoration have been paid for in full, (ii) there exist no notices of intention, mechanics' or other liens or encumbrances on the Property arising out of the Condemnation Restoration, and (iii) the balance of the Net Award plus the balance of any deficiency deposits given by Borrower to Lender or Depositary pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of the Condemnation Restoration.

     (c) Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make the Net Award available for the Condemnation Restoration of the Property unless the principal balance of the Note after the completion of the Condemnation Restoration (assuming the amount of the Net Award received by Lender in excess of the cost of the Condemnation Restoration as estimated by Lender is applied to the prepayment of the Note) will be sufficient to cause (i) the Debt Service Coverage Ratio applicable to the Property immediately following the Condemnation Restoration to be not less than 1.2 to
1.0 and (ii) in the event of any Condemnation Restoration involving Net Award of more than $250,000.00, the ratio of (a) the then outstanding principal balance of the Note to (b) the appraised value of the Property after completion of the Condemnation Restoration (as determined by an independent third-party appraiser holding an MAI designation and having a national practice and at least ten (10) years real estate experience appraising properties of a similar nature and type as the Property) to be equal to or greater than the Minimum Loan to Value Ratio. The fee for the appraisal shall be paid for by Borrower.

     (d) Notwithstanding anything to the contrary contained herein, if the Net Award shall be less than $50,000.00, only one such disbursement shall be required upon the completion of the Condemnation Restoration to the satisfaction of Lender. If the Net Award shall be $50,000.00 or more, Lender shall disburse the Net Award as provided above, however, in no event shall Lender be required to disburse such Net Award, or any portion thereof, more often than once every thirty (30) days. If at any time the Net Award, or the undisbursed balance thereof, shall not in the opinion of Lender be sufficient to pay in full the balance of the cost of Condemnation Restoration, Borrower shall deposit such deficiency with Lender or Depository before any further disbursement of the Net Award shall be made.

     (e) Notwithstanding anything to the contrary contained herein, any taking by any public or quasi public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied in accordance with this paragraph 6. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note.

     (f) Any amount of the Net Award received by Lender and not required to be disbursed for the Condemnation Restoration pursuant to the provisions of this paragraph hereinabove set forth may be retained and applied by Lender to the discharge of the Debt, whether or not then due and payable, in such priority and proportions as Lender in its discretion shall deem proper. If the Property is sold through foreclosure or otherwise prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment or a portion thereof sufficient to pay the Debt, whichever is less. Borrower shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Lender, and Borrower hereby irrevocably authorizes and empowers Lender, in the name of Borrower or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall upon demand of Lender make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lender, free and clear of any encumbrances of any kind or nature whatsoever.

     7. Leases and Rents. (a) Trustee and Lender are hereby granted and assigned by Borrower the right to enter the Property for the purpose of enforcing its interest in the Leases and the Rents, this Security Instrument constituting a present, absolute assignment of the Leases and the Rents. Nevertheless, subject to the terms of this paragraph 7, Lender grants to Borrower a revocable license to operate and manage the Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums. Upon or at any time after an Event of Default, the license granted to Borrower herein may be revoked by Lender, and Lender or Trustee may enter upon the Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

     (b) All Leases shall be written on the standard form of lease which has been approved by Lender. Upon written request from Lender, Borrower shall furnish Lender with executed copies of all Leases and all modifications thereto as soon as may be practicable. No material changes may be made to the Lender-approved standard forms except as may be required by applicable law. In addition, all renewals of Leases and all proposed leases shall provide for rental rates comparable to existing local market rates and shall be arms-length transactions. Borrower shall not enter into any lease having a term of more than three (3) years. All Leases shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iii) shall not collect any of the Rents more than one (1) month in advance; (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents; (v) shall not materially alter, modify or change the terms of the Leases, or cancel or terminate the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Premises or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder, except that Borrower may terminate any Lease in exercising its rights as landlord thereunder upon a default by the tenant under said Lease; (vi) shall not alter, modify or change the terms of any guaranty of the Leases or cancel or terminate such guaranty;
(vii) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms; and (viii) shall execute and deliver all such further assurances, confirmations and assignments in connection with the Property as Lender shall from time to time require.

     8. Maintenance of Property. (a) Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment). Borrower shall promptly comply with all laws, orders and ordinances affecting the Property, or the use thereof.
Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in paragraph 6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Premises. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or otherwise changing the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender.

     (b) Borrower hereby represents that all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Property and with respect to the use and occupancy of the same, including but not limited to, certificates of occupancy and fire underwriter certificates, have been made by or obtained from the appropriate governmental authorities. Borrower hereby represents, warrants and covenants that it has obtained and will maintain all permits and licenses required to operate the Property as a multifamily residential development. Borrower has and shall continue to comply in all material respects with and make all payments required under all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Property or any part thereof or the business or the activity conducted thereon. Borrower will not commit, suffer, permit or allow any act to be done in or upon the Property in violation of any law, ordinance or regulation. Borrower is in material compliance and shall continue to comply in all material respects with all existing and future requirements of all governmental authorities having jurisdiction over the Property.

     9. Transfer or Encumbrance of the Property. (a) Borrower acknowledges that Lender has examined and relied on the creditworthiness of Borrower and the experience of Borrower in owning properties such as the Property in agreeing to make the loan secured hereby, and that Lender will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property. Except as otherwise provided in subparagraph 9(c) hereof, Borrower shall not sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Property or any part thereof, or permit the Property or any part thereof to be sold, conveyed, aliened, mortgaged, encumbered, pledged or otherwise transferred.

     (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this paragraph 9 shall be deemed to include (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's stock shall be vested in a party or parties who are not now stockholders, except for any sale, conveyance or transfer of such corporation's stock to an Affiliate provided Lender shall have received prior written notice of such transfer; (iv) if Borrower or any general partner of Borrower is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer of the partnership interest of any general partner or managing partner, except for any transfer of such partnership interest to an Affiliate, and excluding the removal or resignation of any non-Affiliate or non-managing general partner where the managing general partner shall remain following such removal or resignation, provided, in either case, Lender shall have received prior written notice of such transfer resignation or removal; (v) if Borrower or any general partner or member of Borrower is a limited liability company, the change, removal or resignation of a managing or sole member or the transfer of the membership interest of any managing member or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests, (vi) any transfer of any interest by the Manager (hereinafter defined) other than as permitted under paragraph 53; and (vii) any transfer of the beneficial interest of any Borrower in any trust holding legal title to the Property.

     (c)  Notwithstanding anything to the contrary contained herein:

               (i) Upon sixty (60) days prior written notice to Lender, the Borrower shall have the limited right to transfer legal title to the Property to a Single Purpose Entity Transferee (hereinafter defined) provided (a) such Single Purpose Entity Transferee assumes all of the obligations of the Borrower under this Security Instrument, the Note and the Other Security Documents in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement with Borrower and Lender in form and substance reasonably satisfactory to Lender (an "Assumption Agreement"), (b) the Single Purpose Entity Transferee shall have been newly formed exclusively and solely for the purpose of owning and operating the Property and shall have been engaged in no other business activities prior to the transfer of title to such Single Purpose Entity Transferee and must be a "United States person" as defined by Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended, (c) the Single Purpose Entity Transferee or the management agent it employs to manage the Property shall have Adequate Real Estate Experience (hereinafter defined), (d) the Single Purpose Entity Transferee shall deliver to Lender evidence of the fulfillment of the requirements of subsection (b) above, (e) the Single Purpose Entity Transferee shall deliver any and all organizational documentation requested by Lender, which documentation shall be reasonably satisfactory to Lender in all respects, and shall deliver an opinion of counsel of the Single Purpose Entity Transferee covering the Assumption Agreement in form and substance similar to the due execution, delivery and enforcement opinions delivered by counsel to Borrower in connection with the execution of this Security Instrument,
          (f) the Single Purpose Entity Transferee shall deliver any certificates and opinions of counsel, enter into agreements and covenants, or cause each of its general partners (or any other principal thereof) to deliver certificates, enter into agreements and covenants, which certificates, agreements, opinions of counsel and covenants shall be similar in nature to those delivered, executed and made by Borrower or any general partner of Borrower or any other principal thereof in connection with the execution of this Security Instrument or the Securitization (hereinafter defined) relating to the single purpose nature of the Single Purpose Entity Transferee or otherwise, and (g) Borrower shall deliver, at its sole cost and expense, an endorsement to the existing title policy insuring the Security Instrument as modified by the Assumption Agreement as a valid first lien on the Property, naming the Single Purpose Entity Transferee as owner of the fee estate of the Property, which endorsement shall insure that, as of the date of the recording of the Assumption Agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the original title policy insuring the lien of this Security Instrument and delivered in connection with the execution of this Security Instrument. Any and all costs incurred in connection with the above (including Lender's counsel's fees and disbursements and expenses and all recording fees, mortgage or intangible taxes, and title insurance premiums), shall be paid by Borrower. Lender shall respond to Borrower's request to transfer legal title to the Property within forty-five (45) days of delivery of all of the information required by subsections (a)-(g) above. The failure of Lender to respond to such request shall not be deemed consent to the transfer.

          For purposes of this Security Instrument, the term "Adequate Real Estate Experience" shall mean an entity which manages first class multi-family residential complexes of a type and size similar to the Property, and which manages in the aggregate no less than 1,000 residential units at the time of such transfer.

          The term "Single Purpose Entity Transferee" shall mean an entity that:

               A.   shall not own any asset other than the Property;

               B. shall not engage in any business other than those necessary for the ownership, management or operation of the Property and any such business transactions with any general partner, principal or affiliate of the Single Purpose Entity Transferee or any affiliate of the general partner of the Single Purpose Entity Transferee shall be entered into upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate of the Single Purpose Entity Transferee or the general partner or an affiliate of the general partner of the Single Purpose Entity Transferee;

               C. shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt and any Affiliate Advance (hereinafter defined);

               D. shall not make any loans or advances to any third party (including any affiliates of such Single Purpose Entity Transferee or the general partner, member or an affiliate of the general partner of such Single Purpose Entity Transferee);

               E. shall be solvent and pay its debts from its assets as the same become due;

               F. shall do or cause to be done all things necessary to preserve its existence, and shall not amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or by-laws in a manner which adversely affects such Single Purpose Entity Transferee's existence as a single purpose entity;

               G. shall maintain books and records and bank accounts separate from those of its affiliates, including its general partners;

               H. shall be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the general partner or any affiliate of the general partner of such Single Purpose Entity Transferee);

               I.   shall file its own tax returns;

               J. shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

               K. shall not seek the dissolution or winding up, in whole or in part, of the Single Purpose Entity Transferee or voluntarily file, or consent to the filing of, a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; and

               L. shall not commingle its funds or other assets with any other person or entity.

The term "Affiliate Advance" shall mean and be limited to a payment made by an Affiliate to a third party on behalf of Borrower, the repayment of which remains an unsecured obligation of the Borrower, provided: (i) such payment shall have been made by the Affiliate to enable the Borrower to pay for its ordinary and customary operating expenses or property or capital expense, (exclusive of any payments of debt service under any loan made to Borrower, including, without limitation, the Debt secured by this Security Instrument), (ii) upon an Event of Default under the Note, this Security Instrument or the Other Security Documents, no payments of or accrual of interest or principal shall be made or required on or before the repayment of all sums due under the Note, this Security Instrument or the Other Security Documents, and (iii) the obligation of Borrower, whether written or otherwise, shall be (a) subordinate in lien and payment to the Debt, (b) non-defaultable and non callable upon a default (monetary or nonmonetary) or otherwise, prior to one year and a day from the repayment of all sums due under the Note, this Security Instrument or the Other Security Documents and (c) unsecured obligation of Borrower at all times.

     (ii)[INTENTIONALLY OMITTED]

     (iii)Borrower may sell, convey or transfer stock, partnership interest or membership interest as described in subsections 9(b)(iii) through
          (v) hereof by the Borrower or the general partner or sole member of Borrower (but not by any subsequent Single Purpose Entity Transferee), provided that:

          1.   No Event of Default shall have occurred and be continuing;

          2. The Single Purpose Entity Transferee shall be a person, firm or corporation whose character, financial strength, stability and experience shall be similar to the existing Borrower and any general partner of Borrower as of the date hereof and otherwise reasonably satisfactory to Lender;

          3. The Single Purpose Entity Transferee shall deliver such organizational documentation and other material necessary to establish the transfer; and

          4. The Single Purpose Entity Transferee shall pay the costs and expenses of Lender and Lender's counsel incurred in connection with the review and approval of such stock, partnership or membership transfer.

     The term "Affiliate" shall mean a corporation or other entity which shall
(i) control, (ii) be controlled by, or (iii) be under common control with either Borrower, any general partner of Borrower, Insignia Financial Group, Inc. or a corporation or other entity that would be considered an affiliate of Borrower under the regulations promulgated by the United States Securities and Exchange Commission.

     The term "Debt Service Coverage Ratio" shall mean the ratio of (a) the NOI (hereinafter defined) produced by the operation of the Property during the twelve (12) calendar month period immediately preceding the calculation to (b) the projected aggregate payments of interest and principal due under this Security Instrument and the Note and any other subordinate loans affecting the Property for the twelve (12) calendar month period immediately following the calculation.

     The term "Expenses" shall mean the aggregate of the following items: (a) real estate taxes, general and special assessments or similar charges; (b) sales, use and personal property taxes; (c) management fees and disbursements;
(d) wages, salaries, pension costs and all fringe and other employee-related benefits and expenses; (e) insurance premiums; (f) cost of utilities, and all other administrative, management, ownership, operating, leasing and maintenance expenses incurred in connection with the operation of the Property; (g) cost of necessary repair or replacement of existing improvements on the Property with repairs or replacements of like kind and quantity or such kind or quality which is necessary to maintain the Property to the same standards as competitive rental properties of similar size and location of the Property; and (h) the cost of such other maintenance materials, HVAC repairs, parts and supplies, other decorating supplies, floor covering repairs, other decorating contracts, drapes and equipment. The Expenses shall be based on the above-described items actually incurred by Borrower during the period for which the calculation is being made.

     The term "general partner" shall include the sole member or the managing member of Borrower or a general partner of Borrower if Borrower or any general partner of Borrower is a limited liability company.

     The term "NOI" shall mean the gross income derived from the operation of the Property, less Expenses. NOI shall include only Rents, and such other income, including any rent loss or business interruption insurance proceeds, vending income, pet charges, late fees, forfeited security deposits and other miscellaneous tenant charges, which are actually received during the period for which the NOI is being calculated. NOI shall be calculated on a cash basis in accordance with customary accounting principles applicable to real estate. Notwithstanding the above, in no event shall the NOI include any rents from the Property in excess of an amount which would be produced from the Property assuming a 95% occupancy level on the Property at the time of such calculation.

     (d) Lender reserves the right to condition the consent required hereunder upon such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property.

     10. Estoppel Certificates. (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note and this Security Instrument are valid, legal and binding obliga-tions and have not been modified or if modified, giving particulars of such modification.

     11. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     12. No Credits on Account of the Debt. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     13. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Security Instrument, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     14. Usury Laws. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

     15. Books and Records. Borrower shall keep adequate books and records of account which accurately reflect the operations of, and income and expenses attributable to, the Property and furnish to Lender the following statements, all of which shall be in form and substance acceptable to Lender:

         (i) a monthly and an annual occupancy statement listing each and every Lease, identifying the leased premises, names of all tenants, monthly rental and all other charges payable under the Lease, date to which paid, date of occupancy, date of expiration, any and every special provision, concession or inducement granted to tenants and such other information as is reasonably requested by Lender, signed, dated and certified as true and accurate by the general partner of Borrower and Borrower;

        (ii) an annual operating statement of the operation of the Property in a form pre-approved by Lender and otherwise satisfactory to Lender, showing in reasonable detail total revenues received and total expenses, prepared and certified by the general partner of Borrower and Borrower;

       (iii) an annual balance sheet and profit and loss statement of Borrower, prepared and certified by the general partner of Borrower and Borrower within ninety (90) days after the close of each fiscal year; and

        (iv) such annual and monthly (including, without limitation, with respect to the Reserve Account and the Capital Improvements Account) balance sheets and profit and loss statements and other financial statements as may, from time to time, be required by Lender.

     16. Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property.

     17. Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument. Borrower on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of perfecting any and all rights and remedies available to Lender at law and in equity pursuant to the terms of the Note, this Security Instrument or the Other Security Documents, including without limitation such rights and remedies available to Lender pursuant to this paragraph 17.

     18. Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Security Instrument.

     19. Prepayment. If permitted by the Note, the Debt may be prepaid in accordance with the terms thereof.

     20. Events of Default. The Lender may declare the Debt immediately due and payable upon any one or more of the following events ("Event of Default"):

          (a) if any portion of the Debt is not paid within ten (10) days after written notice is delivered by the Lender notifying Borrower that the same is overdue;

          (b) except as otherwise provided in paragraph 4 hereof, if any of the Taxes or Other Charges is not paid when the same is due and payable;

          (c) if the Policies are not kept in full force and effect, or if the Policies (or duplicate originals thereof) are not delivered to Lender upon request;

          (d) if Borrower violates or does not comply with any of the provi-sions of paragraphs 7, 9, 34, 35 or 55 hereof;

          (e) if any representation or warranty of Borrower made herein or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

          (f) if Borrower shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due;

          (g) if a receiver, liquidator or trustee of Borrower shall be appointed or if Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; however, if such appointment, adjudica-tion, petition or proceeding was involuntary and not consented to by Borrower, upon the same not being discharged, stayed or dismissed within ninety (90) days;

          (h)  [INTENTIONALLY OMITTED]

          (i) if Borrower shall be in default under any other mortgage or security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

          (j) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) on the earlier of (i) thirty (30) days after Borrower shall have notice (written or oral) of such lien or (ii) following a judgment in favor of the holder of such lien, one week prior to the date on which such lien may be foreclosed;

          (k) if Borrower fails to cure promptly any violations of laws or ordinances affecting or which may be interpreted to affect the Property; provided, however, after prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the validity or application of any building, fire or zoning law or ordinance affecting the Property provided that (i) no other Event of Default exists under the Note, this Security Instrument, or the Other Security Documents, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (iv) if by the terms of such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without incurring any lien, charge or liability of any kind against the Property, or any part thereof, and without subjecting the Borrower or the Lender to any liability, civil or criminal, for failure to comply therewith; or

          (l) if Borrower shall continue to be in default under any of the other terms, covenants or conditions of the Note, this Security Instrument or the Other Security Documents for five (5) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days.

     21. Remedies of Lender. Upon the occurrence of an Event of Default, (a) Borrower will pay, from the date of that Event of Default, interest on the unpaid principal balance of the Note at the rate of (i) the greater of (A) five percent (5%) over the Applicable Interest Rate (as defined in the Note) due under the Note and (B) two percent (2%) over the Prime Rate (hereinafter defined) as the same shall change from time to time or (ii) at the maximum interest rate which Borrower may by law pay, whichever is lower, (the "Default Rate") and (b) Lender shall have the right to exercise any and all rights and remedies available at law and in equity. The term "Prime Rate" shall mean the daily "Prime Rate" published in The Wall Street Journal from the date of the default, as such "Prime Rate" shall change from time to time. In the event The Wall Street Journal ceases to publish the prime rate or in the event such prime rates are no longer generally published or are limited, regulated or administered by a governmental or quasi-governmental body, a comparable interest rate index shall be substituted therefor by Lender.

     22. Sale of Property. (a) If this Security Instrument is foreclosed or if the Property is sold pursuant to the exercise of a power of sale, the Property, or any interest therein, may at the discretion of Lender, be sold in one or more parcels or in several interests or portions and in any order or manner.

          (b) In addition, Borrower hereby vests Lender with full power and authority, upon the happening of an Event of Default, at Lender's option, to declare the entire Debt to be immediately due and payable, and at Lender's option, to take possession of the Property if and to the extent allowed by law, and to sell the Property to the highest bidder at public auction in front of the courthouse door in the county or counties, as may be required, where the Property is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the property to be sold, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county or counties, as may be required, and, upon payment of the purchase money, Lender or any person conducting the sale for Lender is authorized to execute to the purchaser at said sale a deed to the Property so purchased. Lender may bid at said sale and purchase the Property, or any part thereof, if the highest bidder therefor. At the foreclosure sale the Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner as Lender may elect. The proceeds of any foreclosure sale pursuant to this paragraph shall be applied first, to the payment of the costs of said sale, including reasonable attorney's and auctioneer's fees; second, to the payment of the Debt hereby secured, whether due or not, with the unpaid interest thereon to the date of sale, and any amount that may be due Lender by virtue of any of the special liens or agreements herein contained; and, third, the balance, if any, to be paid over to Borrower, or as may otherwise be provided by law.

     23. Right to Cure Defaults. Upon the occurrence of any Event of Default, if Borrower fails to make any payment or perform any act as herein provided Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph 23, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

     24. Late Payment Charge. If any portion of the Debt is not received by Lender within five (5) days of the date on which it is due without taking into account any applicable notice or grace period, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

     25. Prepayment After Event of Default. If following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt in whole or in part at any time prior to a foreclosure sale of the Property, or a sale of the Property pursuant to the exercise of a power of sale, such tender shall be deemed to be a voluntary prepayment of the principal balance of the Note and Borrower shall, in addition to the entire Debt, also pay to Lender a sum equal to the interest which would have accrued on the principal balance of the Note at the Applicable Interest Rate as defined in the Note from the date of such tender to the earlier of (i) the Maturity Date as defined in the Note or to (ii) the first day of the period during which prepayment of the principal balance of the Note would have been permitted together with a prepayment consideration equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender prepayment of the principal balance of the Note is permitted, such tender by Borrower shall be deemed to be a voluntary prepayment of the principal balance of the Note, and Borrower shall, in addition to the entire Debt, also pay to Lender the applicable prepayment consideration specified in the Note and this Security Instrument, if any.

     26. Right of Entry. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

     27. Appointment of Receiver. The holder of this Security Instrument, upon the occurrence of an Event of Default or in any action to foreclose this Security Instrument or upon the actual or threatened waste to any part of the Property, shall be entitled to the appointment of a receiver without notice and without regard to the value of the Property as security for the Debt, or the solvency or insolvency of any person liable for the payment of the Debt.

     28. Reasonable Use and Occupancy. In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower or may require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

     29. Security Agreement. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called in this paragraph 29 the "Collateral"). If an Event of Default shall occur, Lender and Trustee, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender or Trustee, Borrower shall at its expense assemble the Collateral and make it available to Lender and Trustee at a convenient place acceptable to Lender. Borrower shall pay to Lender and Trustee on demand any and all reasonable expenses, including legal expenses and attorneys' fees, incurred or paid by Lender and Trustee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower unless otherwise required by law.
The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

     30. Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect their interest in the Property. Lender shall, at its option, be subrogated to the lien of any deed of trust, mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     31. Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Lender against Borrower, or in any matters whatsoever arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents or the Debt.

     32. Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or to sell the Property pursuant to the exercise of a power of sale, or to bring any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     33. Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     34. Hazardous Materials. Borrower represents and warrants that, except as otherwise disclosed in that certain environmental report delivered by Borrower to Lender in connection with the origination of this Security Instrument, to the best of Borrower's knowledge, after due inquiry and investigation, (a) there are no Hazardous Materials (hereinafter defined) on the Property, except those in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, and (b) no owner or occupant nor, to the best of Borrower's knowledge, any prior owner or occupant of the Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Property. Borrower covenants that the Property shall be kept free of Hazardous Materials, and neither Borrower nor any occupant of the Property shall use, transport, store, dispose of or in any manner deal with Hazardous Materials on the Property, except in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Borrower shall comply with, and ensure compliance by all occupants of the Property with, all applicable federal, state and local laws, ordinances, rules and regulations, and shall keep the Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. At any time after the occurrence of an Event of Default and the continuance thereof, Lender may enter upon the Property and conduct such environmental tests and studies as Lender shall require. The cost and expense of such tests and studies shall be borne by Borrower and such amounts shall be secured by this Security Instrument. In the event that Borrower receives any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Property, Borrower shall immediately notify Lender. Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial actions necessary to clean up and remove all Hazardous Materials from the Property in accordance with all applicable federal, state, and local laws, ordinances, rules and regulations. The term "Hazardous Materials" as used in this Security Instrument shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, or any other substance or material defined as a hazardous or toxic substance or material by any federal, state or local law, ordinance, rule, or regulation, but excluding Asbestos, as defined in paragraph 35 hereof. The obligations and liabilities of Borrower under this paragraph 34 shall survive any entry of a judgment of foreclosure, the sale of the Property pursuant to the exercise of a power of sale, or the delivery of a deed in lieu of foreclosure of this Security Instrument.

     35. Asbestos. Borrower represents and warrants that, except as otherwise disclosed in that certain asbestos survey (the "Asbestos Survey") delivered by Borrower to Lender in connection with the origination of this Security Instrument, to the best of Borrower's knowledge, after due inquiry and investigation, there is no asbestos or material containing asbestos ("Asbestos") on the Property, and that no owner or occupant nor to the best of Borrower's knowledge, any prior owner or occupant of the Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Property. Borrower covenants that, except as otherwise disclosed in the Asbestos Survey, the Property shall be kept free of Asbestos, and neither Borrower nor any occupant of the Property shall install, or permit to be installed, Asbestos on the Property. Borrower shall comply with, and ensure compliance by all occupants of the Property with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Borrower receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Property, Borrower shall immediately notify Lender. Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial actions necessary to manage and remove all Asbestos from the Property in accor-dance with all applicable federal, state and local laws, ordinances, rules and regulations. The obligations and liabilities of Borrower under this paragraph 35 shall survive any entry of a judgment of foreclosure, the sale of the Property pursuant to the exercise of a power of sale, or delivery of a deed in lieu of foreclosure of this Security Instrument.

     36. INDEMNIFICATION. BORROWER SHALL PROTECT, DEFEND, INDEMNIFY AND SAVE HARMLESS LENDER FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES), IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST LENDER (EXCEPT ANY LIABILITY, OBLIGATION, CLAIM, DAMAGE, PENALTY, CAUSE OF ACTION, COST OR EXPENSE IMPOSED UPON OR INCURRED BY LENDER BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER) BY REASON OF (A) OWNERSHIP OF THIS SECURITY INSTRUMENT, THE PROPERTY OR ANY INTEREST THEREIN ARISING PURSUANT TO THE TERMS OF THIS SECURITY INSTRUMENT OR RECEIPT OF ANY RENTS; (B) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (C) ANY USE, NONUSE OR CONDITION IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (D) ANY FAILURE ON THE PART OF BORROWER TO PERFORM OR COMPLY WITH ANY OF THE TERMS OF THIS SECURITY INSTRUMENT; (E) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE PROPERTY OR ANY PART THEREOF; (F) THE FAILURE OF ANY PERSON TO FILE TIMELY WITH THE INTERNAL REVENUE SERVICE AN ACCURATE FORM 1099-B, STATEMENT FOR RECIPIENTS OF PROCEEDS FROM REAL ESTATE, BROKER AND BARTER EXCHANGE TRANSACTIONS, WHICH MAY BE REQUIRED IN CONNECTION WITH THIS SECURITY INSTRUMENT, OR TO SUPPLY A COPY THEREOF IN A TIMELY FASHION TO THE RECIPIENT OF THE PROCEEDS OF THE TRANSACTION IN CONNECTION WITH WHICH THIS SECURITY INSTRUMENT IS MADE; (G) THE PRESENCE, DISPOSAL, ESCAPE, SEEPAGE, LEAKAGE, SPILLAGE, DISCHARGE, EMISSION, RELEASE, OR THREATENED RELEASE OF ANY HAZARDOUS MATERIALS ON, FROM, OR AFFECTING THE PROPERTY OR ANY OTHER PROPERTY OR THE PRESENCE OF ASBESTOS ON THE PROPERTY; (H) ANY PERSONAL INJURY (INCLUDING WRONGFUL DEATH) OR PROPERTY DAMAGE (REAL OR PERSONAL) ARISING OUT OF OR RELATED TO SUCH HAZARDOUS MATERIALS OR ASBESTOS; (I) ANY LAWSUIT BROUGHT OR THREATENED, SETTLEMENT REACHED, OR GOVERNMENT ORDER RELATING TO SUCH HAZARDOUS MATERIALS OR ASBESTOS; OR (J) THE FAILURE OF BORROWER TO COMPLY WITH TERMS OF THE O&M PLAN (HEREINAFTER DEFINED); OR (K) ANY VIOLATION OF LAWS, ORDERS, REGULATIONS, REQUIREMENTS, OR DEMANDS OF GOVERNMENT AUTHORITIES, WHICH ARE BASED UPON OR IN ANY WAY RELATED TO SUCH HAZARDOUS MATERIALS OR ASBESTOS INCLUDING, WITHOUT LIMITATION, THE COSTS AND EXPENSES OF ANY REMEDIAL ACTION REQUIRED BY SUCH GOVERNMENTAL AUTHORITIES, ATTORNEY AND CONSULTANT FEES, INVESTIGATION AND LABORATORY FEES, COURT COSTS, AND LITIGATION EXPENSES. ANY AMOUNTS PAYABLE TO LENDER BY REASON OF THE APPLICATION OF THIS PARAGRAPH 36 SHALL BE SECURED BY THIS SECURITY INSTRUMENT AND SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON DEMAND AND SHALL BEAR INTEREST AT THE DEFAULT RATE COMMENCING ON THE FIFTH (5TH) DAY FOLLOWING SUCH DEMAND UNTIL PAID. THE OBLIGATIONS AND LIABILITIES OF BORROWER UNDER THIS PARAGRAPH 36 SHALL SURVIVE ANY TERMINATION, SATISFACTION, ASSIGNMENT, ENTRY OF A JUDGMENT OF FORECLOSURE OR DELIVERY OF A DEED IN LIEU OF FORECLOSURE OF THIS SECURITY INSTRUMENT.

     37. Notices. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing and delivered personally or by a reputable overnight courier service and shall be deemed given when received at the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Borrower, Lender or Trustee, as the case may be, shall in like manner designate in writing. In the event delivery is not accepted, notice shall be deemed given on the date such delivery is refused.

     38. Authority. (a) Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate, assign and grant a security interest in the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

     (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     39. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender and Trustee except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

     40. Remedies of Borrower. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Security Instrument or the Other Security Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

     41. Sole Discretion of Lender. Wherever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satis-factory or not satisfactory shall be in the sole discretion of Lender, except as may be otherwise expressly and specifically provided herein.

     42. Non-Waiver. The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (a) the failure of Lender or Trustee to comply with any request of Borrower or Guarantors to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (b) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument.
The rights and remedies of Lender and Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender and Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     43. No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     44. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. The foregoing sentence, however, is not intended to affect the limited liability of any limited partner or stockholder or member of Borrower afforded by applicable partnership, corporate or limited liability company law. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     45. Inapplicable Provisions. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

     46. Headings, etc. The headings and captions of various paragraphs of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     47. Duplicate Originals. This Security Instrument may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

     48. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Trustee" shall mean "Trustee and any subsequent holder of this Security Instrument, "the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Property" shall include any portion of the Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     49. CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

     50. Exculpation. Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower or any general or limited partner or member of Borrower (hereafter collectively referred to as the "Exculpated Parties"), except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Other Security Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against the Exculpated Parties only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not sue for, seek or demand any deficiency judgment against the Exculpated Parties in any such action or proceeding, under or by reason of or in connection with the Note, the Other Security Documents or this Security Instrument. The provisions of this paragraph shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (iii) affect the validity or enforceability of any guaranty made in connection with the Note, this Security Instrument, or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (vi) impair the right of Lender to bring suit with respect to fraud or intentional misrepresentation by the Exculpated Parties or any other person or entity in connection with the Note, this Security Instrument or the Other Security Documents; (vii) impair the right of Lender to obtain the Rents received by any of the Exculpated Parties after the occurrence of an Event of Default; (viii) impair the right of Lender to bring suit with respect to the Exculpated Parties' misappropriation of tenant security deposits or Rents collected in advance; (ix) impair the right of Lender to obtain insurance proceeds or condemnation awards due to Lender under this Security Instrument; (x) impair the right of Lender to enforce the provisions of sub-paragraphs 36(g) through 36(j), inclusive and paragraphs 34 and 35 of this Security Instrument against the Borrower (excluding any general or limited partner or member thereof); or (xi) impair the right of Lender to recover any part of the Debt from the Borrower (excluding the general and limited partners and members of Borrower) following the breach of any covenant contained in paragraph 9 or 55 hereof.

     51.  [INTENTIONALLY OMITTED]

     52. Operations and Maintenance Plan. Borrower shall within thirty (30) days of the date hereof deliver to Lender an operation and maintenance plan (the "O&M Plan") with respect to the maintenance or removal of any asbestos, hazardous and toxic wastes and substances, PCB's and storage tanks on the Property, which O&M Plan shall appoint an "Asbestos Program Manager" in charge of managing all asbestos-related activities on the Property. Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions of the O&M Plan on the part of Borrower to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower under the O&M Plan and (ii) promptly notify Lender of the giving of any notice to Borrower of any default by the Asbestos Program Manager in the performance or observance of any of the terms, covenants or conditions of the O&M Plan on the part of the Asbestos Program Manager to be performed and observed and deliver to Lender a true copy of each such notice. Lender shall have the right to approve any O&M Plan which may affect the Property.

     53. Management Agreements. The Improvements have been operated under the terms and conditions of that certain management agreement entered into between Borrower and the manager (the "Manager") set forth therein delivered to, and approved by, Lender (hereinafter, together with any renewals or replacements thereof, being referred to as the "Management Agreement"). Borrower acknowledges that Lender has examined and relied on the Manager's experience in operating properties such as the Property in agreeing to make the loan secured hereby, and that Lender will continue to rely on the Manager's management of the Property as a means of maintaining the value of the Property as security for repayment of the Debt. Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower under the Management Agreement and (ii) promptly notify Lender of the giving of any notice to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Borrower to be performed and observed and deliver to Lender a true copy of each such notice. Borrower shall not surrender the Management Agreement, consent to the assignment by the Manager of its rights and obligations under the Management Agreement, or terminate or cancel the Management Agreement or modify, change, supplement, alter or amend the Management Agreement, in any respect, either orally or in writing, and Borrower hereby assigns to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all the rights, privileges and prerogatives of Borrower to surrender the Management Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement in any respect, and any such surrender of the Management Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement without the prior consent of Lender shall be void and of no force and effect, provided, however, that this provision shall not limit the Manager's right to assign any or the Borrower's right to consent to any assignment by Manager of any revenues deriving from the Management Agreement. If Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Borrower to be performed or observed, then, without limiting the generality of the other provisions of this Security Instrument, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Management Agreement shall be kept unimpaired and free from default. Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If the Manager under the Management Agreement shall deliver to Lender a copy of any notice sent to Borrower of default under the Management Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Borrower shall, from time to time, use its best efforts to obtain from the Manager under the Management Agreement such certificates of estoppel with respect to compliance by Borrower with the terms of the Management Agreement as may be requested by Lender. Borrower shall exercise each individual option, if any, to extend or renew the term of the Management Agreement upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

          Notwithstanding anything to the contrary contained herein, Borrower may replace the Manager or accept the resignation of the Manager or consent to a transfer by the Manager, provided:

               (1)  No Event of Default shall have occurred and be continuing;

               (2) the new manager or holder of the stock, partnership or membership interest shall be a person, firm or corporation whose character, financial strength, stability and experience shall be similar to the existing Manager and otherwise have Adequate Real Estate Experience;

               (3) the new manager shall deliver all organizational documentation and other materials evidencing its Adequate Real Estate Experience and otherwise be acceptable to Lender;

               (4) the Borrower shall pay the reasonable costs and expenses of Lender and Lender's counsel incurred in connection with the review and approval of such new manager; and

               (5) the terms of any new management agreement affecting the Property must be acceptable to Lender in all respects, provided, however, if the terms and conditions of the new management agreement shall be substantially similar to the Management Agreement and the management fee due thereunder is no greater than the fee provided in the Management Agreement, such new management agreement shall be deemed acceptable to Lender.

     54. Rating Agencies. The term "Rating Agencies" shall mean any nationally recognized rating agency(s) sought by Lender to obtain ratings with respect to this Security Instrument or the Securitization (hereinafter defined). Lender intends to, but is not required to, either (i) deposit this Security Instrument, the Note and the Other Security Documents in a trust in exchange for the issuance, to or at the direction of the Lender, of multiple classes of mortgage pass-through certificates evidencing the entire beneficial ownership interest in such trust or (ii) issue multiple classes of bonds (also, "Securities") representing non-recourse obligations secured by this Security Instrument, the Note and the Other Security Documents (the "Securities"). An election will be made under the federal tax code to treat this Security Instrument, the Note and the Other Security Documents and the related assets as one or more real estate mortgage investment conduits. The Securities may be sold either in a public offering or a private placement. The foregoing events and all matters incidental thereto are herein referred to as the "Securitization".

     55. Single Purpose Entity. Borrower covenants and agrees that it has not and shall not: (a) engage in any business or activity other than the ownership, operation and maintenance of the Property and activities incidental thereto; (b) acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's operating agreement, articles of organization or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender; (f) commingle its assets with the assets of any of its general partners, affiliates, members, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except with respect to trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is paid when due; (h) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, principals, members and affiliates of Borrower, the affiliates of a general partner or member of Borrower, and any other person or entity; (i) enter into any contract or agreement with any general partner, principal, members or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, principal, member or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, principal, member or affiliate thereof; (j) seek the dissolution or winding up in whole, or in part, of Borrower; (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, principal, member or affiliate of Borrower, or any general partner, principal or affiliate thereof or any other person; (l) hold itself out to be responsible for the debts of another person; (m) make any loans or advances to any third party, including any general partner, principal, member or affiliate of Borrower, or any general partner, principal, member or affiliate thereof; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, principal, member or affiliate of Borrower, or any general partner, principal, member or affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

          56. Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

          57. Trustee's Fees. Borrower shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

          58. Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the Other Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable area, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

          59. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

          60. Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

          61. Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.


                                   PART II

                               TEXAS PROVISIONS

                        ARTICLE 25 - TEXAS PROVISIONS

          62. In the event of any inconsistencies between the terms and conditions of PART I of this Security Instrument and PART II, the terms and conditions of PART II shall control and be binding.

          63. The following words are hereby added after the words "other mineral royalties and bonuses" in paragraph (d) of the granting clauses of this Security Instrument commencing with the words "TOGETHER WITH":

          and all rents, revenues, bonus money, royalties, rights, and benefits accruing to Borrower under all present and future oil, gas and mineral leases on any parts of the Land and the Improvements

          64. The following words are hereby added after the words "Borrower in the Property" at the end of the second sentence in Section 29 of Article 1 of this Security Instrument entitled "Security Agreement":

          including, without limitation, all goods, equipment, furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Borrower now or hereafter attached or affixed to or used in and about the Improvements on the Land or otherwise located on the Land, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all building materials and equipment now or hereafter delivered to the Land and intended to be installed therein and all security deposits and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Property and held by or for the benefit of Borrower, all monetary deposits which Borrower has been required to give to any public or private utility with respect to utility services furnished to the Property, all funds, accounts, instruments, documents, general intangibles (including trademarks, trade names and symbols used in connection therewith) and notes or chattel paper arising from or by virtue of any transactions related to the Property, all permits, licenses, franchises, certificates and other rights privileges obtained in connection with the Property, all oil, gas and other hydrocarbons and other minerals produced from or allocated to the Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise and all proceeds thereof.

               This Security Instrument shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records in the Office of the County Clerk where the Property (including said fixtures) is situated. This Security Instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of
          Section 9.103 of the Texas Business and Commerce Code, as amended, and is to be filed for record in the real estate records of the county where the Property is situated. The mailing address of Borrower and the address of Lender from which information concerning the security interest may be obtained are set forth above.

          65. The words "Borrower shall not" in subparagraph (a) of Section 9 of this Security Instrument entitled "Transfer or Encumbrance of the Property" are hereby deleted and the words "it shall constitute an Event of Default (hereinafter defined) if Borrower shall" are substituted therefor.

          66. The word "nonusurious" is hereby added immediately following the word "maximum" in Section 24 of this Security Instrument entitled "Late Payment Charge".

          67. The language in Section 14 of this Security Instrument entitled "Usury Laws" is hereby deleted in its entirety and the following language is substituted therefor:

               It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any such applicable law, then, and in that event, notwithstanding anything to the contrary in this Security Instrument, the Note, and the Other Security Documents and any other instrument or agreement entered into in connection therewith, whether now existing or hereafter arising and whether written or oral, it is agreed as follows:

          (i) the aggregate of all interest and any other charges constituting interest or adjudicated as constituting interest and that is contracted for, charged or received under the Note, or under any of the aforesaid instruments or agreements or otherwise in connection with the Note (whether designated as interest, fees, late charges, payments or otherwise) shall under no circumstances exceed the maximum amount of interest permitted by any such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall be credited on the Note by Lender (or, if the Note has been paid in full, refunded to Borrower); and

          (ii) in the event that the maturity of the Note is accelerated by reason of an Event of Default under the Note, or otherwise, then such consideration that constitutes interest may never include more than the maximum rate of interest permitted by any such applicable law computed from the dates of each advance of the loan proceeds outstanding until payment. If from any circumstance Lender shall ever receive interest or any other charges constituting interest or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by such applicable law shall be applied to the reduction of the principal amount owing on the Note or on account of any other principal indebtedness of Borrower to Lender, and not to the payment of interest; or if such excessive interest exceeds the unpaid balance of the principal and such other indebtedness, the amount of such excessive interest that exceeds the unpaid principal and such other indebtedness shall be refunded to Borrower.

               All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness so that the rate or amount of interest on account of any such indebtedness does not exceed the applicable usury ceiling.

          68. POWER OF SALE. (a) Upon the occurrence of an Event of Default, it shall thereupon be the duty of the above named Trustee, or his successor or substitute, as hereinafter provided, to enforce this trust at the request of any Lender (which request shall be presumed) and to sell the Property with or without first having taken possession of the same and in whole or in part, as the acting Trustee may elect (all rights to a marshalling of assets of Borrower being expressly waived hereby), to the highest bidder for cash at public auction at the county courthouse of any County in which the Property are situated, in the area of such courthouse designated for real property foreclosure sales in accordance with applicable law (or in the absence of any such designation, in the area set forth in the notice of sale hereinafter described) on the first Tuesday of any month between the hours of 10:00 A.M. and 4:00 P.M. (commencing no earlier than such time as may be designated in the hereinafter described notice of sale), after giving notice of the time, place and terms of sale and the Property to be sold by (i) the acting Trustee or any person chosen by him filing a copy of the notice thereof in the office of the County Clerk of each County where the Property are situated and by posting or causing to be posted written or printed notice thereof at least twenty-one (21) days preceding the date of said sale at the County Courthouse door of each County, and (ii) the Lender or any person chosen by it, at least twenty-one (21) days preceding the date of said sale, serving written notice of such proposed sale by certified mail on each debtor obligated to pay the Debt evidenced by the Note according to the records of Lender. Service of such notice to each debtor shall be completed upon deposit of the notice enclosed in a postpaid wrapper, properly addressed to each debtor at the most recent address as shown by the records of Lender, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. After such sale, the acting Trustee shall make due conveyance with general warranty to the purchaser or purchasers and the Borrower binds itself, its heirs, assigns, executors, administrators, successors and legal representatives to warrant and forever defend the title of such purchaser or purchasers. Any abstract of title to the Property furnished in connection with the loan secured by this Security Instrument shall be delivered and become the property of the purchaser at said sale.

               (b) Upon the occurrence of an Event of Default, any Lender shall have the right and option to proceed with foreclosure in satisfaction of such item or items by directing the Trustee, or his successor or substitute as hereinafter provided, to proceed as if under a full foreclosure, conducting the sale as herein provided, and without declaring the whole Debt due, and provided that if sale is made because of default as hereinabove mentioned, such sale may be made subject to the unmatured part of the Note and the Debt secured hereby, and it is agreed that such sale, if so made, shall not in any manner affect any other obligation or obligations secured hereby, but as to such other obligations this Security Instrument and the liens created hereby shall remain in full force and effect just as though no sale had been made under the provisions of this Article. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any other breach of any of the obligations secured hereby, it being the purpose to provide for a foreclosure and sale of the Property for any matured portion of any of the Debt secured hereby or other items provided for herein without exhausting the power to foreclose and to sell the Property for any other part of the Debt secured hereby whether matured at the time or subsequently maturing.

               (c) The proceeds from any such sale shall be applied by the acting Trustee as follows:

               FIRST:    To the payment of all expenses of advertising, selling
               and conveying the Property, including a reasonable commission to the acting Trustee.

               SECOND:   To the payment to the Lender of all unpaid Debt,
               including accrued interest to the date of sale, in such priority and proportions as Lender in its discretion shall deem proper.

               THIRD:    The balance, if any, shall be paid to Borrower.

               (d) The acting Trustee hereunder shall have the right to sell the Property in whole or in part and in such parcels and order as he may determine, and the right of sale hereunder shall not be exhausted by one or more sales, but successive sales may be had until all of the Property have been legally sold. In the event any sale hereunder is not completed or is defective in the opinion of Lender or the holder of any part of the Debt, such sale shall not exhaust the power of sale hereunder, and Lender or such holder shall have the right to cause a subsequent sale or sales to be made by the Trustee or any successor or substitute Trustee. Likewise, Lender may become the purchaser at any such sale if it is the highest bidder, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Debt owing, in lieu of cash payment. The purchaser or purchasers at foreclosure shall have the right to affirm or disaffirm any lease of the Property.

               (e) It shall not be necessary for the acting Trustee to have constructively in his possession any part of the real or personal property covered by this Security Instrument, and the title and right of possession of said property shall pass to the purchaser or purchasers at any sale hereunder as fully as if the same had been actually present and delivered. Likewise, on foreclosure of this Security Instrument whether by power of sale herein contained or otherwise, Borrower or any person claiming any part of the Property by, through or under Borrower, shall not be entitled to a marshalling of assets or a sale in inverse order of alienation.

               (f) The recitals and statements of fact contained in any notice or in any conveyance to the purchaser or purchasers at any sale hereunder shall be prima facie evidence of the truth of such facts, and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed.

               (g) Any sale under the powers granted by this Security Instrument shall be a perpetual bar against Borrower, its heirs, successors, assigns and legal representatives.

               (h) In the event of a foreclosure under the powers granted by this Security Instrument, Borrower, and all other persons in possession of any part of the Property shall be deemed tenants at will of the purchaser at such foreclosure sale and shall be liable for a reasonable rental for the use of the Property; and if any such tenants refuse to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Borrower expressly waives all damages sustained by reason thereof.

               (i) To the extent Section 51.003 of the Texas Property Code, or any amendment thereto or judicial interpretation thereof, requires that the "fair market value" of the Property shall be determined as of the foreclosure date in order to enforce a deficiency against Borrower or any other party liable for the repayment of the Debt, the term "fair market value" shall include those matters required by law and shall also include the additional factors as follows:

                    (i) The Property is to be valued "AS IS, WHERE IS" and "WITH ALL FAULTS" and there shall be no assumption of restoration of or refurbishment of the Property after the date of foreclosure;

                    (ii) There shall be an assumption of a prompt resale of the
               Property for an all cash sales price by the purchaser at the foreclosure so that no extensive holding period should be factored into the determination of "fair market value" of the Property;

                    (iii) An offset to the fair market value of the Property, as determined hereunder, shall be made by deducting from such value the reasonable estimated closing costs relating to the sale of the Property including but not limited to brokerage commissions, title policy expenses, tax prorations, escrow fees, and other common charges which are incurred by a seller of real property similar to the Property; and

                    (iv) After consideration of the factors required by law and those required above (including the addition of any income to be generated by the Property), an additional discount factor shall be calculated based upon the estimated time it will take to effectuate a sale of the Property so that the "fair market value" as so determined is discounted to be as of the date of the foreclosure of the Property.

          69. HOMESTEAD. The Property forms no part of any property owned, used or claimed by Borrower as a residence or business homestead and is not exempt from forced sale under the laws of the State of Texas. Borrower hereby disclaims and renounces each and every claim to the Property as a homestead.

          70. FUTURE ADVANCES. This Security Instrument shall also secure such future or additional indebtedness of Borrower to Lender or such future or additional advances for construction, improvements, preservation, maintenance and operation of the Property and the security for payment of the Debt as may be made by Lender, whether such future advances are obligatory or are to be made at Lender's option, to Borrower, for any purpose.

          IN WITNESS WHEREOF, this Security Instrument has been executed under seal by Borrower the day and year first above written.

                         [BORROWER]

                         OAK RUN, L.L.C., a South Carolina limited liability company

                         By: CENTURY PROPERTIES FUND XVIII, a California limited partnership, its sole member

                              By:  FOX PARTNERS, a California general
                                   partnership, its general partner

                                   By:  FOX CAPITAL MANAGEMENT CORPORATION, a
                                        California corporation, its general
                                        partner


                                        By:/s/ Robert D. Long, Jr.
                                          Name: Robert D. Long, Jr.
                                             Title: Vice President



This instrument prepared by:

Carson M. Leonard, Esq.
Thacher Proffitt & Wood
Two World Trade Center
New York, New York 10048


STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE


          This instrument was acknowledged before me on the 25th day of September, 1997, by Robert D. Long, Jr., Vice President of FOX CAPITAL MANAGEMENT CORPORATION, a California corporation, on behalf of said corporation, which corporation is a general partner of FOX PARTNERS, a California general partnership, which partnership is a general partner of CENTURY PROPERTIES FUND XVIII, a California limited partnership which is the sole member and acknowledged this instrument on behalf of OAK RUN, L.L.C., a South Carolina limited liability company.


[SEAL]

                                   /s/ Michael Hester
                                   Notary Public in and for the
                                   State of South Carolina


My Commission Expires:             Print name of Notary Public
4/10/2006

                                   Michael Hester